AMENDMENT NO. 1

           AMENDMENT NO. 1, dated as of May 15, 1995 ("Amendment No. 1"), to the $1.8 BILLION CREDIT AGREEMENT, dated as of September 29, 1994 (the "Credit Agreement"), among VIACOM INC., a Delaware corporation ("Viacom"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, and the Banks identified as Agents on the signature pages thereof, as Agents.

                              W I T N E S S E T H:

           WHEREAS, Viacom has requested certain amendments to be made to certain provisions of the Credit Agreement; and

           WHEREAS, the parties who have heretofore entered into the Credit Agreement now desire to amend such provisions of such agreement.

           NOW, THEREFORE, the parties hereto agree as follows:


           SECTION 1. Amendments. (a) The definition of EBIDT in Section 1.1 of the Credit Agreement is hereby amended by:

           (i) deleting clause (a)(ii) in its entirety and replacing it with the following:

                "(ii) amortization expense (including all amortization expenses recognized in accordance with APB 16 and 17 but excluding (A) all other amortization of programming, production and pre-publication costs and (B) amortization of videocassettes)";

and

           (ii) deleting the phrase ", less (c) Net Video Tape Purchases" after the word "definition" at the end of clause (b).

           (b) Section 1.1 of the Credit Agreement is hereby amended to delete the definition of Net Video Tape Purchases.

           (c) The definition of "Applicable Eurodollar Rate Margin" in Section
1.1 of the Credit Agreement is hereby amended by deleting the proviso in its entirety and replacing it with the following:

                "provided, however, that if the ratings assigned by S&P and Moody's shall differ, the Credit Rating shall be the rating which is the higher rating".

           (d) Section 3.4 (a) of the Credit Agreement is hereby amended by deleting the proviso in its entirety and replacing it with the following:

                "provided, however, that if the ratings assigned by S&P and Moody's shall differ, the Credit Rating shall be the rating which is the higher rating".

           (e) Section 8.6 of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

                "8.6.Subsidiary Indebtedness. The Borrower shall not permit any of its Subsidiaries, other than a Guarantor Subsidiary, to incur Indebtedness for borrowed money other than (a) the Subsidiary Loans (as defined in the July Agreements), (b) under existing facilities identified on Schedule 8.6 or any replacement facilities thereto which in the aggregate do not exceed the amounts of the commitments reflected on such Schedule and (c) Indebtedness for borrowed money in the total amount of $25 million for all Subsidiaries other than a Guarantor Subsidiary."

           (f) Section 8.7 of the Credit Agreement is hereby amended by inserting the following after the words "Commercial Paper" in the parentheses:

                "and up to $500 million of Indebtedness with maturities of no less than seven years from the date such Indebtedness is incurred".


           SECTION 2. Effectiveness. This Amendment No. 1 will be effective upon the execution thereof by each of Viacom, the Guarantor Subsidiary and (i) except in the case of the amendments contained in Sections 1(c) and (d) hereof, the

Majority Banks and (ii) in the case of the amendments contained in Sections 1(c) and (d) hereof, each of the Banks.


           SECTION 3. Representations and Warranties. Each of the Borrower and the Guarantor Subsidiary hereby represents and warrants that as of the date hereof, both before and after giving effect to this Amendment No. 1, no Default or Event of Default shall exist or be continuing under the Credit Agreement.


           SECTION 4. Miscellaneous. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

           (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

           (c) This Amendment No. 1 shall be a Loan Document for the purposes of the Credit Agreement.

           (d) This Amendment No. 1 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

           (e) THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           SECTION 5. Guarantor Subsidiary Confirmation. By signing below, the Guarantor Subsidiary hereby agrees to the terms of the foregoing Amendment No. 1 and confirms that the VII Guarantee remains in full force and effect.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                               VIACOM INC., as Borrower

                               VIACOM INTERNATIONAL INC., as a Subsidiary
                               Guarantor



                               By: /s/ Vaughn A. Clark
                                  ----------------------------
                                  Name: Vaughn A. Clark
                                  Title: Senior Vice President,
                                         Treasurer

                               Managing Agents

                               THE BANK OF NEW YORK, as Managing Agent, the
                               Documentation Agent and a Bank



                               By: /s/ Geoffrey C. Brooks
                                  ----------------------------
                                  Name: Geoffrey C. Brooks
                                  Title: Vice President


                               CITIBANK, N.A., as Managing Agent, the
                               Administrative Agent and a Bank



                               By: /s/ Margaret C. Ullrich
                                  ----------------------------
                                  Name: Margaret C. Ullrich
                                  Title: Vice President

                               MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Managing Agent and a Bank


                               By: /s/ Mathias Blumschein
                                  ----------------------------
                                  Name: Mathias Blumschein
                                  Title: Associate


                               BANK OF AMERICA NT&SA, as Managing Agent and a
                               Bank



                               By:/s/ Amy S. Trapp
                                  ----------------------------
                                  Name: Amy S. Trapp
                                  Title: Vice President


                               Syndication Agent


                               JP MORGAN SECURITIES INC., as the Syndication
                               Agent



                               By: /s/ Barbara J. Asch
                                  ----------------------------
                                  Name: Barbara J. Asch
                                  Title:Vice President


                               Agents


                               BANK OF MONTREAL, as Agent and a Bank



                               By: /s/ Yvonne Bos
                                  ----------------------------
                                  Name: Yvonne Bos
                                  Title:Managing Director

                               THE BANK OF NOVA SCOTIA, as Agent and a Bank



                               By: /s/ Vince J. Fitzgerald
                                  ----------------------------
                                  Name:  Vince J. Fitzgerald
                                  Title: Senior Relationship Mgr.


                               BANK OF TOKYO TRUST COMPANY, as Agent and a Bank


                               By: /s/ Charles Poer
                                  ----------------------------
                                  Name: Charles Poer
                                  Title: Vice President & Manager


                               BANQUE PARIBAS, as Agent and a Bank



                               By: /s/ Nicole Cawley
                                  ----------------------------
                                  Name: Nicole Cawley
                                  Title:Vice President


                               By: /s/ Cynthia D. Hewitt
                                  ----------------------------
                                  Name: Cynthia D. Hewitt
                                  Title: Vice President


                               BARCLAYS BANK PLC, as Agent and a Bank



                               By: /s/ Michael W. Ballard
                                  ----------------------------
                                  Name: Michael W. Ballard
                                  Title:Associate Director


                               THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Agent and a Bank



                               By: /s/ Bruce Longenkamp
                                  ----------------------------
                                  Name: Bruce Longenkamp
                                  Title:Vice President

                               CHEMICAL BANK, as Agent and a Bank



                               By: /s/ Mary E. Cameron
                                  ----------------------------
                                  Name: Mary E. Cameron
                                  Title: Vice President


                               CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as Agent and a Bank



                               By: /s/ M. Bernadette Collins
                                  ----------------------------
                                  Name: M. Bernadette Collins
                                  Title:Authorized Signature


                               THE DAI-ICHI KANGYO BANK LTD., NEW YORK BRANCH, as Agent and a Bank



                               By: /s/ Shinya Wako
                                  ----------------------------
                                  Name: Shinya Wako
                                  Title:Senior Vice President
                                          and Department Head


                               THE FUJI BANK, LIMITED, as Agent and a Bank



                               By: /s/ Kazuaki Kitabatake
                                  ----------------------------
                                  Name: Kazuaki Kitabatake
                                  Title:Joint General Manager

                               THE INDUSTRIAL BANK OF JAPAN, LTD., as Agent and a Bank



                               By: /s/ Jeffrey Cole
                                  ----------------------------
                                  Name: Jeffrey Cole
                                  Title:Senior Vice President


                               LTCB TRUST COMPANY, as Agent and a Bank



                               By: /s/ John A. Krob
                                  ----------------------------
                               Name: John A. Krob
                                  Title: Senior Vice President


                               MELLON BANK, N.A., as Agent and a Bank



                               By: /s/ G. Luis Ashley
                                  ----------------------------
                                  Name: G. Luis Ashley
                                  Title: First Vice President


                               THE MITSUBISHI BANK, LIMITED, as Agent and a Bank



                               By: /s/ Paula Mueller
                                  ----------------------------
                                  Name: Paula Mueller
                                  Title: Vice President

                               THE MITSUBISHI TRUST & BANKING CORPORATION, as Agent and a Bank



                               By: /s/ Patricia Loret de Mola
                                  Name: Patricia Loret de Mola
                                  Title: Senior Vice President


                               NATIONSBANK OF TEXAS, N.A., as Agent and a Bank



                               By: /s/ Chad E. Coben
                                  ----------------------------
                                  Name: Chad E. Coben
                                  Title: Vice President


                               THE NIPPON CREDIT BANK, LTD., LOS ANGELES AGENCY, as Agent and a Bank



                               By: /s/ Bernardo E. Correa-Henschke
                                  --------------------------------
                                  Name:  Bernardo E. Correa-Henschke
                                  Title: Vice President and Manager


                               ROYAL BANK OF CANADA, as Agent and a Bank



                               By: /s/ Eduardo Salazar
                                  ----------------------------
                                  Name: Eduardo Salazar
                                  Title: Senior Manager

                               THE SAKURA BANK, LIMITED, as Agent and a Bank



                               By:  /s/ Hiroshi Shimazaki
                                  ----------------------------
                                  Name: Hiroshi Shimazaki
                                  Title: Senior Vice President and Manager


                               THE SANWA BANK, LTD., as Agent and a Bank



                               By: /s/ Dominic J. Sorresso
                                  Name: Dominic J. Sorresso
                                  Title:Vice President


                               SOCIETE GENERALE, as Agent and a Bank



                               By: /s/ Pascale Hainline
                                  ----------------------------
                                  Name: Pascale Hainline
                                  Title:Vice President


                               THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH, as Agent and a Bank



                               By:/s/ S. Higashi
                                  ----------------------------
                                  Name: S. Higashi
                                  Title: Joint General Manager



                               THE TOKAI BANK, LIMITED, NEW YORK BRANCH, as
                               Agent and a Bank



                               By: /s/ Masaharu Muto
                                  ----------------------------
                                  Name: Masaharu Muto
                                  Title: Deputy General Manager

                               THE TORONTO-DOMINION BANK, as Agent and a Bank



                               By: /s/ Neva Nesbitt
                                  ----------------------------
                                  Name: Neva Nesbitt
                                  Title:Manager Credit Admin.


                               UNION BANK, as Agent and a Bank



                               By: /s/ J. Kevin Sampson
                                  ----------------------------
                                  Name: J. Kevin Sampson
                                  Title:


                               UNION BANK OF SWITZERLAND, as Agent and a Bank



                               By: /s/ James P. Kelleher
                                  ----------------------------
                                  Name: James P. Kelleher
                                  Title: Assistant Vice President


                               By: /s/ Peter B. Yearley
                                  ----------------------------
                                  Name: Peter B. Yearley
                                  Title: Vice President


                               CREDIT SUISSE, as Agent and a Bank



                               By: /s/ Michael C. Mast
                                  ----------------------------
                                  Name: Michael C. Mast
                                  Title: Member of Senior Management

                               By: /s/ Kristina Catlin
                                  ----------------------------
                                  Name: Kristina Catlin
                                  Title: Associate


                               DEUTSCHE BANK AG, through its New York and/or Cayman Islands Branch, as Agent and a Bank



                               By: /s/ Steven M. Godeke
                                  ----------------------------
                                  Name: Steven M. Godeke
                                  Title: Vice President



                               By: /s/ Bina R. Dabbah
                                  ----------------------------
                                  Name: Bina R. Dabbah
                                  Title: Vice President



                               FIRST INTERSTATE BANK OF WASHINGTON, N.A.



                               By:/s/ Susan Hendrixson
                                  ----------------------------
                                  Name: Susan Hendrixson
                                  Title: Vice President

                                    AMENDMENT

           This Amendment ("Amendment"), dated as of November 17, 1995, shall be:

           AMENDMENT NO. 2 to the $1.8 BILLION CREDIT AGREEMENT, dated as of September 29, 1994, as amended, (the "Credit Agreement") among VIACOM Inc., a Delaware corporation ("Viacom"), each of the several Banks, THE BANK OF NEW York, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents of the signature pages thereof, as Agents.

                                   WITNESSETH:

           WHEREAS, Viacom, Viacom International Inc., a wholly-owned subsidiary of Viacom ("VII"), Viacom International Services Inc., a wholly-owned subsidiary of VII ("VII Services"), Tele-Communications Inc. ("TCI"), and TCI Communications Inc. ("TCI Sub"), a wholly -owned subsidiary of TCI, have entered into a series of agreements ("the Transaction Documents", which are listed on Schedule I attached hereto) pursuant to which (i) VII will convey to VII Services proceeds from the $1.7 billion bank debt described below and all of its assets relating to business operations other than the cable television business (the "Non Cable Businesses"), and VII Services will assume all of VII's liabilities (including its existing public debt and bank debt) other than the $1.7 Billion bank debt described below and liabilities relating to the cable television business (the "Cable Business"), (ii) VII will distribute the stock of VII Services to Viacom (the "First Distribution"), (iii) VII, after giving effect to the First Distribution, will be solely engaged in the Cable Business and VII will be recapitalized with new VII Class A common stock, (iv) the Class A common stock of VII will be split off to the shareholders of Viacom in an exchange offer (the "Exchange Offer") in which shares of Viacom common stock will be exchanged for shares of VII Class A common stock, (v) VII prior to the expiration of the Exchange Offer will borrow $1.7 billion from a syndicate of lenders, the proceeds of which will be deposited in a secured collateral account until the date of consummation of the Exchange Offer when VII will transfer such proceeds to VII Services as described above, and (vi) immediately after the split off, TCI has agreed to purchase Class B common stock of VII and the Class A common stock will be automatically converted upon such purchase into preferred stock, and (vii) VII will no longer be a subsidiary of Viacom and will be renamed TCI Pacific Communications Inc. and VII Services will be renamed Viacom International Inc. (collectively the "Cable Transaction"); and

           WHEREAS, Viacom has requested certain amendments to be made to and certain consents obtained with respect to certain provisions of the Credit Agreement; and

           WHEREAS, the parties who have heretofore entered into the Credit Agreement now desire to amend certain provisions of such agreement and for the Majority Banks to consent to the waiver of the application of certain other provisions in connection with the Cable Transaction

           NOW THEREFORE, the parties hereto agree as follows:

           SECTION 1.  Amendments.

                (a) Section 8.6 of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

                     "8.6. Subsidiary Indebtedness. The Borrower shall not permit any of its Subsidiaries, other than the Guarantor Subsidiary, to incur Indebtedness for borrowed money other than (a) the Subsidiary Loans (as defined in the Subsidiary Facility), (b) under existing facilities identified on
Schedule 8.6 to this Amendment No. 2 or any replacement facilities thereto which in the aggregate do not exceed the amounts of the commitments on such Schedule and (c) Indebtedness for borrowed money in an aggregate amount at any time outstanding of not more than $300 million; provided, however, the aggregate amount of Indebtedness for borrowed money scheduled to mature earlier than six months after the Commitment Termination Date at any time permitted to be outstanding under 8.6(c) and 8.7(b) may not exceed $300 million.

                (b) Section 8.7 of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

                     "8.7. Other Restrictions on Indebtedness. The Borrower shall not, and shall not permit the Guarantor Subsidiary to, incur Indebtedness for borrowed money maturing earlier than six months after the Commitment Termination Date other than (a) Commercial Paper and (b) up to $300 million at any time outstanding (less the aggregate amount outstanding under 8.6(c) scheduled to mature earlier than six months after the Commitment Termination
Date) and on terms no more onerous than the terms hereof."

                (c) Section 11.1 of the Credit Agreement is hereby amended by deleting the word "or" preceding clause (f) therein, and inserting the following new clause (g): "or (g) amend clause (i) of Section 11.6".

                (d) Clause (i) of Section 11.6 of the Credit Agreement is hereby amended to read in its entirety as follows: "the Borrower shall have no right to assign its rights or obligations hereunder or any interest herein (and any such purported assignment shall be void) without the prior consent of the Banks except in connection with any (x) merger or consolidation permitted under
Section 10.2 or the (y) merger, consolidation or sale of assets consented to by the Majority Banks".

           SECTION 2.  Consents. In connection with the Cable Transaction:

                (a) On the Cable Transaction Effective Date, the Guarantor Subsidiary may assign all of its rights and obligations under the VII Guaranty to VII Services (which will change its name to Viacom International Inc.) if in connection therewith VII Services (i) assumes all of the obligations of VII under the VII Guaranty and (ii) receives an assignment of the Non Cable Businesses. VII Services will become the Guarantor Subsidiary and VII will be released from all of its obligations thereunder.

                (b) Prior to the expiration of the Exchange Offer, VII may borrow $1.7 billion from a syndicate of banks on terms permitted pursuant to the Transaction Documents substantially in the form of those in effect at the date hereof and may grant such banks a Lien on such funds until they are released to

VII Services on the date of consummation of the Exchange Offer and a Lien on rights under the Subscription Agreement referred to in Schedule I.

                (c) After the Cable Transaction Effective Date, VII Services may hold certain cable franchises for the benefit of VII until regulatory approvals are obtained and may assign the receivables related to such franchises to the banks lending to VII.

                (d) For purposes of the Credit Agreement, the $1.7 Billion loan to VII shall not be considered Indebtedness of the Borrower or any of its Subsidiaries.

           Upon the execution and delivery hereof by the Majority Banks, the Majority Banks shall have consented to each of the foregoing relating to the Cable Transaction and, to the extent any of the matters described in (a) - (e) above are otherwise inconsistent with the terms of the Credit Agreement, as hereby amended, this Amendment shall constitute a waiver of the provisions thereof to the extent necessary to permit the Cable Transaction.

           SECTION 3. Assumption of Liabilities. As of the Cable Transaction Effective Date, VII Services hereby expressly assumes and agrees to pay, satisfy and perform when due all liabilities of VII under each Loan Document to which VII is a party. For purposes of clarity, VII's obligations under the $1.7 billion bank debt described above will not be assumed by VII Services.

           SECTION 4. Effectiveness This Amendment will be effective upon the execution hereof by each of Viacom, the Guarantor Subsidiary, VII Services, and the Majority Banks.

           SECTION 5. Representations and Warranties Each of the Borrower and the Guarantor Subsidiary hereby represents and warrants that (i) as of the date hereof, both before and after giving effect to this Amendment, and (ii) as of the date of, and after giving effect to consummation of, the Cable Transaction, no Default or Event of Default shall exist or be continuing under the Credit Agreement.

           SECTION 6. Miscellaneous. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                (b) Except as amended or waived hereby, all of the terms of the

Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

                (c) This Amendment shall be a Loan Document for the purposes of the Credit Agreement.

                (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           SECTION 7. Covenant. Viacom shall within two Business Days following the Cable Transaction Effective Date deliver to the Documentation Agent, dated as of the Cable Transaction Effective Date, as to VII Services only:

            (i) each of the documents referred to in Section 4.1(a), (b) and (c) of the Credit Agreement;

           (ii) a favorable opinion of Shearman & Sterling, special counsel to the Loan Parties, with respect to this Amendment substantially to the same effect as contemplated by paragraph 1 of Exhibit E-1 to the Credit Agreement; and

          (iii) a favorable opinion of Philippe P. Dauman, General Counsel to the Loan Parties, with respect to this Amendment substantially to the same effect as contemplated by paragraphs 1 - 6 of Exhibit E-2 to the Credit Agreement.

           SECTION 8. Guarantor Subsidiary Confirmation. By signing below, the Guarantor Subsidiary hereby agrees to the terms of the foregoing Amendment and confirms that the VII Guarantee remains in full force and effect.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                          VIACOM INC., as Borrower


                          By: /s/ Vaughn A. Clarke
                             --------------------------------
                             Name: Vaughn A. Clarke
                             Title: Senior Vice President

                          VIACOM INTERNATIONAL INC., as a Subsidiary
                          Borrower and as a Guarantor Subsidiary


                          By: /s/ Vaughn A. Clarke
                             --------------------------------
                             Name: Vaughn A. Clarke
                             Title: Senior Vice President

                          On behalf of the following Subsidiary Borrowers:

                          VIACOM CABLEVISION OF DAYTON INC.,

                          WNYT INC.,

                          WMZQ INC. and

                          WVIT INC.,


                          By:/s/ Vaughn A. Clarke
                             --------------------------------
                             Name:  Vaughn A. Clarke
                             Title: Senior Vice President

                          VIACOM INTERNATIONAL SERVICES INC.


                          By:/s/ Vaughn A. Clarke
                             --------------------------------
                             Name:  Vaughn A. Clarke
                             Title: Senior Vice President



                          CREDIT SUISSE


                          By:/s/ J. Hamilton Crawford
                             --------------------------------
                             Name: J. Hamilton Crawford
                             Title: Associate

                          SOCIETE GENERALE


                          By:/s/ Elaine I. Khalil
                             --------------------------------
                             Name:  Elaine I. Khalil
                             Title: Vice President



                          THE BANK OF NEW YORK


                          By:/s/ Geoffrey C. Brooks
                             --------------------------------
                             Name: Geoffrey C. Brooks
                             Title: Vice President



                          THE BANK OF TOKYO TRUST COMPANY


                          By:/s/ John P. Judge
                             --------------------------------
                             Name:  John P. Judge
                             Title: Vice President



                          THE TOYO TRUST & BANKING CO., LTD.


                          By:/s/ Hiroyuki Fukuro
                             --------------------------------
                             Name:  Hiroyuki Fukuro
                             Title: Vice President



                          FIRST INTERSTATE BANK OF WASHINGTON


                          By:/s/ Susan Hendrixson
                             --------------------------------
                             Name:  Susan Hendrixson
                             Title: Vice President

                          UNION BANK OF SWITZERLAND


                          By:/s/ Stephen A. Cayer
                             --------------------------------
                             Name:  Stephen A. Cayer
                           Title: Assistant Treasurer



                          By:/s/ Peter B. Yearly
                             --------------------------------
                             Name:  Peter B. Yearly
                             Title: Vice President



                          MITSUBISHI BANK, LTD.


                          By:/s/ Paula Mueller
                             --------------------------------
                             Name:  Paula Mueller
                             Title:



                          THE MITSUBISHI TRUST AND BANKING CORPORATION


                          By:/s/ Patricia Loret De Mola
                             --------------------------------
                             Name: Patricia Loret De Mola
                             Title: Senior Vice President



                          THE SUMITOMO BANK, LTD.


                          By:/s/ S. Higashi
                             --------------------------------
                             Name: S. Higashi
                             Title: Joint General Manager



                          THE NIPPON CREDIT BANK, LTD.


                          By:/s/ Bernardo E. Correa-Henschke
                             --------------------------------
                             Name: Bernardo E. Correa-Henschke
                             Title: Vice President & Manager

                          THE SAKURA BANK, LTD.


                          By:/s/ Hiroshi Shimazaki
                             --------------------------------
                             Name: Hiroshi Shimazaki
                             Title: Senior Vice President
                                    & Manager



                          THE ROYAL BANK OF CANADA


                          By:/s/ Cynthia K. Wong
                             --------------------------------
                             Name:  Cynthia K. Wong
                             Title: Manager



                          THE SANWA BANK, LTD.


                          By: /s/ Dominic J. Sorresso
                             --------------------------------
                             Name: Dominic J. Sorresso
                             Title: Vice President



                          TOKAI BANK, LTD.


                          By:/s/ Stuart Schulman
                             --------------------------------
                             Name:  Stuart Schulman
                             Title: Senior Vice President



                          CHEMICAL BANK


                          By:/s/ John J. Huber III
                             --------------------------------
                             Name: John J. Huber III
                             Title: Managing Director

                          THE DAI-CHI KANGYO BANK, LTD.


                          By:/s/ Ronald Wolinsky
                             --------------------------------
                             Name:  Ronald Wolinsky
                             Title: Vice President & Group Leader



                          MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                          By:/s/ R. BLake Witherington
                             --------------------------------
                             Name: R. BLake Witherington
                             Title: Vice President

                          CITIBANK, N.A.


                          By:/s/ Margaret C. Ullrich
                             --------------------------------
                             Name: Margaret C. Ullrich
                             Title: Vice President



                          MELLON BANK, N.A.


                          By: /s/ G. Luis Ashley
                             --------------------------------
                             Name:  G. Luis Ashley
                             Title: First Vice President



                          COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                          EUROPENNE


                          By:/s/ Brian O'Leary
                             --------------------------------
                             Name:  Brian O'Leary
                             Title: Vice President


                          By:/s/ Marcus Edward
                             --------------------------------
                             Name:  Marcus Edward
                             Title: Vice President



                          THE BANK OF NOVA SCOTIA


                          By:/s/ Vincent Fitzgerald, Jr.
                             --------------------------------
                             Name: Vincent Fitzgerald, Jr.
                             Title: Authorized Signatory



                          THE FUJI BANK, LTD.


                          By:/s/ Katsunori Nozawa
                             --------------------------------
                             Name:  Katsunori Nozawa
                             Title: Vice President & Manager

                          THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                          By:/s/ John A. Krob
                             --------------------------------
                             Name:  John A. Krob
                             Title: Deputy General Manager



                          BANK OF AMERICA


                          By:/s/ Amy S. Trapp
                             --------------------------------
                             Name:  Amy S. Trapp
                             Title: Vice President



                          NATIONSBANK OF TEXAS, N.A.


                          By:/s/ Chad E. Coben
                             --------------------------------
                             Name:  Chad E. Coben
                             Title: Vice President



                          DEUTSCHE BANK


                          By:/s/ Steven M. Godeke
                             --------------------------------
                             Name:  Steven M. Godele
                             Title: Vice President



                          By:/s/ Bina R. Dabbah
                             --------------------------------
                             Name:  Bina R. Dabbah
                             Title: Vice President

                          UNION BANK


                          By:/s/ Gabriel A. Renga
                             --------------------------------
                             Name:  Gabriel A. Renga
                             Title: Senior Vice President



                          THE TORONTO DOMINION BANK


                          By:/s/ Neva Nesbitt
                             --------------------------------
                             Name:  Neva Nesbitt
                             Title: Manager, Credit Admin.



                          BANQUE PARIBAS


                          By:/s/ Eileen M. Burke
                             --------------------------------
                             Name:  Eileen M. Burke
                             Title: Vice President



                          By:/s/ Cindy D. Hewitt
                             --------------------------------
                             Name:  Cindy D. Hewitt
                             Title: Vice President



                          BARCLAYS BANK PLC


                          By:/s/ James K. Downy
                             --------------------------------
                             Name:  James K. Downy
                             Title: Associate Director


                          BANK OF MONTREAL


                          By:/s/ Yvonne Bos
                             --------------------------------
                             Name:  Yvonne Bos
                             Title: Managing Director

                          CREDIT LYONNAIS


                          By:/s/ James E. Morris
                             --------------------------------
                             Name:  James E. Morris
                             Title: Vice President

                                   Schedule I

           1. Parents Agreement, dated as of July 24, 1995, among Viacom, TCI and TCI Sub.

           2. Implementation Agreement, dated as of July 24, 1995, between VII and VII Services.

           3. Subscription Agreement, dated as of July 24, 1995, among VII, TCI and TCI Sub.

                                     PRICING
                                    AMENDMENT

           This Amendment ("Amendment"), dated as of November 17, 1995, shall be:

           AMENDMENT NO. 3 to the $1.8 BILLION CREDIT AGREEMENT, dated as of September 29, 1994, as amended, (the "Credit Agreement") among VIACOM Inc., a Delaware corporation ("Viacom"), each of the several Banks, THE BANK OF NEW York, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents of the signature pages thereof, as Agents.

                                   WITNESSETH:

           WHEREAS, the parties who have heretofore entered into the Credit Agreement now desire to amend certain provisions of such agreement to provide for a change in the Applicable Eurodollar Rate Margin and Commitment Fees payable thereunder

           NOW THEREFORE, the parties hereto agree as follows:

           SECTION 1.  Amendments.

                (a) The definition of Applicable Eurodollar Rate Margin in section 1.1 of the Credit Agreement is hereby amended by deleting the table appearing therein and replacing it with the following table:

                CREDIT RATING       MARGIN
                -------------       ------

                A-/A3 or better     0.300%
                BBB+/Baa1           0.375%
                BBB/Baa2            0.450%
                BBB-/Baa3           0.500%
                BB+/Ba1             0.750%
                BB/Ba2              0.875%
                BB-/Ba3 or lower    1.250%

                (b) Section 3.4(a) of the Credit Agreement is hereby amended by deleting the table appearing therein and replacing it with the following table:

                CREDIT RATING       COMMITMENT FEE
                -------------       --------------

                A-/A3 or better     0.1250%
                BBB+/Baa1           0.1500%
                BBB/Baa2            0.1875%
                BBB-/Baa3           0.2000%
                BB+/Ba1             0.3125%
                BB/Ba2              0.3500%
                BB-/Ba3 or lower    0.4000%


           SECTION 2. Effectiveness This Amendment will be effective upon the execution hereof by each of Viacom, the Guarantor Subsidiary, VII Services, and each of the Banks.

           SECTION 3. Representations and Warranties Each of the Borrower and the Guarantor Subsidiary hereby represents and warrants that as of the date hereof, both before and after giving effect to this Amendment no Default or Event of Default shall exist or be continuing under the Credit Agreement.

           SECTION 4. Miscellaneous. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

                (c) This Amendment shall be a Loan Document for the purposes of the Credit Agreement.

                (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           SECTION 5. Guarantor Subsidiary Confirmation. By signing below, the Guarantor Subsidiary hereby agrees to the terms of the foregoing Amendment and confirms that the VII Guarantee remains in full force and effect.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                          VIACOM INC., as Borrower


                          By:/s/ Vaughn A. Clarke
                             --------------------------------
                             Name: Vaughn A. Clarke
                             Title: Senior Vice President

                          VIACOM INTERNATIONAL INC., as a Subsidiary
                          Borrower and as a Guarantor Subsidiary


                          By:/s/ Vaughn A. Clarke
                             --------------------------------
                             Name: Vaughn A. Clarke
                             Title: Senior Vice President

                          On behalf of the following Subsidiary Borrowers:

                          VIACOM CABLEVISION OF DAYTON INC.,

                          WNYT INC.,

                          WMZQ INC. and

                          WVIT INC.,


                          By:/s/ Vaughn A. Clarke
                             --------------------------------
                             Name:  Vaughn A. Clarke
                             Title: Senior Vice President

                          VIACOM INTERNATIONAL SERVICES INC.


                          By:/s/ Vaughn A. Clarke
                             --------------------------------
                             Name:  Vaughn A. Clarke
                             Title: Senior Vice President

                          CREDIT SUISSE


                          By:/s/ J. Hamilton Crawford
                             --------------------------------
                             Name: J. Hamilton Crawford
                             Title: Associate



                          SOCIETE GENERALE


                          By:/s/ Elaine I. Khalil
                             --------------------------------
                             Name:  Elaine I. Khalil
                             Title: Vice President



                          THE BANK OF NEW YORK


                          By:/s/ Geoffrey C. Brooks
                             --------------------------------
                             Name: Geoffrey C. Brooks
                             Title: Vice President



                          THE BANK OF TOKYO TRUST COMPANY


                          By:/s/ John P. Judge
                             --------------------------------
                             Name:  John P. Judge
                             Title: Vice President



                          THE TOYO TRUST & BANKING CO., LTD.


                          By:/s/ Hiroyuki Fukuro
                             --------------------------------
                             Name:  Hiroyuki Fukuro
                             Title: Vice President


                          FIRST INTERSTATE BANK OF WASHINGTON


                          By:/s/ Susan Hendrixson
                             --------------------------------
                             Name:  Susan Hendrixson
                             Title: Vice President

                          UNION BANK OF SWITZERLAND


                          By:/s/ Stephen A. Cayer
                             --------------------------------
                             Name:  Stephen A. Cayer
                             Title: Assistant Treasurer



                          By:/s/ Peter B. Yearly
                             --------------------------------
                             Name:  Peter B. Yearly
                             Title: Vice President



                          MITSUBISHI BANK, LTD.


                          By:/s/ Paula Mueller
                             --------------------------------
                             Name:  Paula Mueller
                             Title:



                          THE MITSUBISHI TRUST AND BANKING CORPORATION


                          By:/s/ Patricia Loret De Mola
                             --------------------------------
                             Name: Patricia Loret De Mola
                             Title: Senior Vice President



                          THE SUMITOMO BANK, LTD.


                          By:/s/ S. Higashi
                             --------------------------------
                             Name: S. Higashi
                             Title: Joint General Manager



                          THE NIPPON CREDIT BANK, LTD.


                          By:/s/ Bernardo E. Correa-Henschke
                             --------------------------------
                             Name: Bernardo E. Correa-Henschke
                             Title: Vice President & Manager

                          THE SAKURA BANK, LTD.


                          By:/s/ Hiroshi Shimazaki
                             --------------------------------
                             Name: Hiroshi Shimazaki
                             Title: Senior Vice President
                                    & Manager



                          THE INDUSTRIAL BANK OF JAPAN, LTD.


                          By:/s/ Jeffrey Cole
                             --------------------------------
                             Name: Jeffrey Cole
                             Title: Senior Vice President


                          THE ROYAL BANK OF CANADA


                          By:/s/ Cynthia K. Wong
                             --------------------------------
                             Name:  Cynthia K. Wong
                             Title: Manager



                          THE SANWA BANK, LTD.


                          By: /s/ Dominic J. Sorresso
                             --------------------------------
                             Name: Dominic J. Sorresso
                             Title: Vice President



                          TOKAI BANK, LTD.


                          By:/s/ Stuart Schulman
                             --------------------------------
                             Name:  Stuart Schulman
                             Title: Senior Vice President

                          CHEMICAL BANK


                          By:/s/ John J. Huber III
                             --------------------------------
                             Name: John J. Huber III
                             Title: Managing Director



                          THE DAI-CHI KANGYO BANK, LTD.


                          By:/s/ Ronald Wolinsky
                             --------------------------------
                             Name:  Ronald Wolinsky
                             Title: Vice President & Group Leader



                          MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                          By:/s/ R. BLake Witherington
                             --------------------------------
                             Name: R. BLake Witherington
                             Title: Vice President



                          MELLON BANK, N.A.


                          By: /s/ G. Luis Ashley
                             --------------------------------
                             Name:  G. Luis Ashley
                             Title: First Vice President



                          COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                          EUROPENNE


                          By:/s/ Brian O'Leary
                             --------------------------------
                             Name:  Brian O'Leary
                             Title: Vice President


                          By:/s/ Marcus Edward
                             --------------------------------
                             Name:  Marcus Edward
                             Title: Vice President

                          THE CHASE MANHATTAN BANK


                          By:/s/ Bruce Longenkamp
                             --------------------------------
                             Name:  Bruce Longenkamp
                             Title: Vice President


                          THE BANK OF NOVA SCOTIA


                          By:/s/ Vincent Fitzgerald, Jr.
                             --------------------------------
                             Name: Vincent Fitzgerald, Jr.
                             Title: Authorized Signatory



                          THE FUJI BANK, LTD.


                          By:/s/ Katsunori Nozawa
                             --------------------------------
                             Name:  Katsunori Nozawa
                             Title: Vice President & Manager



                          THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                          By:/s/ John A. Krob
                             --------------------------------
                             Name:  John A. Krob
                             Title: Deputy General Manager



                          BANK OF AMERICA


                          By:/s/ Amy S. Trapp
                             --------------------------------
                             Name:  Amy S. Trapp
                             Title: Vice President


                          NATIONSBANK OF TEXAS, N.A.


                          By:/s/ Chad E. Coben
                             --------------------------------
                             Name:  Chad E. Coben
                             Title: Vice President

                          DEUTSCHE BANK


                          By:/s/ Steven M. Godeke
                             --------------------------------
                             Name:  Steven M. Godele
                             Title: Vice President



                          By:/s/ Bina R. Dabbah
                             --------------------------------
                             Name:  Bina R. Dabbah
                             Title: Vice President



                          UNION BANK


                          By:/s/ Gabriel A. Renga
                             --------------------------------
                             Name:  Gabriel A. Renga
                             Title: Senior Vice President



                          THE TORONTO DOMINION BANK


                          By:/s/ Neva Nesbitt
                             --------------------------------
                             Name:  Neva Nesbitt
                             Title: Manager, Credit Administration



                          BANQUE PARIBAS


                          By:/s/ Eileen M. Burke
                             --------------------------------
                             Name:  Eileen M. Burke
                             Title: Vice President



                          By:/s/ Cindy D. Hewitt
                             --------------------------------
                             Name:  Cindy D. Hewitt
                             Title: Vice President

                          BANK OF MONTREAL


                          By:/s/ Yvonne Bos
                             --------------------------------
                             Name:  Yvonne Bos
                             Title: Managing Director



                          CREDIT LYONNAIS


                          By:/s/ James E. Morris
                             --------------------------------
                             Name:  James E. Morris
                             Title: Vice President